System1 Postpones Reporting of
Fourth Quarter and FY 2022 Financial Results
•Company is Reviewing its Accounting for 2022 Business Combination
•Company Expects No Material Changes to Previously Reported Revenue or Cash Expenses

LOS ANGELES, CA – March 16, 2023 – System1, Inc. (NYSE: SST) (“System1” or the “Company”), an omnichannel customer acquisition marketing platform, announced today that the Company is postponing its scheduled earnings release and conference call for the fourth quarter and full-year ended December 31, 2022 previously scheduled for today.

The Company requires additional time to complete its preparation and corresponding review process of its consolidated financial statements as of and for the year ended December 31, 2022. Additionally, the Company is reviewing its accounting for last year’s business combination transactions, including completion of its purchase accounting for business combinations and to perform its annual goodwill impairment analysis. In order to accommodate this schedule, the Company today filed a Notification of Late Filing on Form 12b-25 with respect to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K”).

•As of today’s date, the Company does not expect any material changes to its previously reported revenue or cash expenses for fiscal year 2022 to result from such review.

The Company will announce the schedule for its fourth quarter and full-year ended December 31, 2022 financial results and conference call in a future press release.

About System1, Inc.
System1 combines best-in-class technology & data science to operate its advanced Responsive Acquisition Marketing Platform (RAMP). System1’s RAMP is omnichannel and omnivertical, and built for a privacy-centric world. RAMP enables the building of powerful brands across multiple consumer verticals, the development & growth of a suite of privacy-focused products, and the delivery of high-intent customers to advertising partners. For more information, visit www.system1.com.

Cautionary Note Regarding Forward Looking Statements
This press release of the Company (“we,” “us,” “our” and similar terms) contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro-forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements address various matters, including the Company’s future expected operating performance; anticipated results for the fourth quarter and full fiscal year 2022; and the Company’s anticipated timing of the filing of the Form 10-K, all of which reflect the Company’s expectations based upon currently available information and data. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected or estimated and you are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. All information in this press release is as of the date hereof, and we undertake no duty to update or revise this information unless required by law. You are cautioned not to place undue reliance on any forward-looking statements contained in this press release.

Contacts:

Investors
Brett Milotte, ICR
Brett.Milotte@icrinc.com